                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                    American Municipal Income Portfolio Inc.
                    Minnesota Municipal Income Portfolio Inc.
             First American Minnesota Municipal Income Fund II, Inc.
                           American Income Fund, Inc.
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction :

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                DECEMBER 1, 2009

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:00 p.m., Central Time, on Monday, December 1, 2009, at the offices of FAF Advisors, Inc., 17th Floor - Training Room B, 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

     1.   To elect a Board of Directors.

     2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.

     3. To transact any other business properly brought before the meeting.

     EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

     Shareholders of record as of the close of business on October 14, 2009 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.


October 22, 2009                        Kathleen L. Prudhomme
                                        Secretary

                                 PROXY STATEMENT

                    AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
                    MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
             FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
                           AMERICAN INCOME FUND, INC.

               ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 1, 2009

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF SHAREHOLDERS TO BE HELD ON DECEMBER 1, 2009: THIS PROXY STATEMENT IS AVAILABLE AT WWW.FIRSTAMERICANFUNDS.COM.

     The enclosed proxy is solicited by the Board of Directors of American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc. and American Income Fund, Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Tuesday, December 1, 2009, and any adjournments thereof. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately October 22, 2009.

     In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy.

     For American Municipal Income Portfolio, Minnesota Municipal Income Portfolio and First American Minnesota Municipal Income Fund II (the "Municipal Bond Funds"), all returned proxies count toward a quorum, regardless of how they are voted. If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner (a "broker non-vote"), those shares will not be considered present and entitled to vote on that proposal. Abstentions, however, will be counted as shares present and entitled to vote with respect to a proposal. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the proposal to ratify the funds' independent accountants, which requires a majority of votes cast at the meeting, a broker non-vote will have no effect, and an abstention will have the same effect as a vote against the proposal.

     For American Income Fund, shares represented by proxies that withhold authority to vote or that reflect abstentions or broker non-votes are counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect directors, but will have the same effect as a vote against the proposal to ratify the Fund's independent accountants.

     For any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

     Only shareholders of record of each Fund on October 14, 2009 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding common and preferred shares:

                    AMERICAN                         FIRST AMERICAN
                    MUNICIPAL       MINNESOTA           MINNESOTA
                     INCOME     MUNICIPAL INCOME    MUNICIPAL INCOME   AMERICAN INCOME
                   PORTFOLIO        PORTFOLIO            FUND II             FUND
                   ----------   -----------------   ----------------   ---------------
Common Shares      5,756,267       4,146,743           1,472,506         9,454,221
Preferred Shares       1,740           1,244                 520              None

     Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

     The Funds' most recent annual report has been mailed to shareholders, and is also available by request without charge by writing to the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or by calling the Funds at 800-677-FUND.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     American Income Fund. The shareholders of American Income Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of the Fund unless such authority has been withheld in the proxy.

     Municipal Bond Funds. The shareholders of each Municipal Bond Fund will be asked to elect nine nominees to the Fund's Board of Directors. Each Municipal Bond Fund's preferred shareholders are entitled to elect two of the Fund's directors, and the remaining seven directors are to be elected by the preferred shareholders and the common shareholders, voting together as a single class. The nominees for director to be elected by each Municipal Bond Fund's preferred shareholders are Roger A. Gibson and Leonard W. Kedrowski. Benjamin R. Field III, Victoria J. Herget, John P. Kayser, Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade are to be elected by the preferred shareholders and the common shareholders of each Municipal Bond Fund, voting together. It is intended that the enclosed proxy will be voted for the election of each of these individuals as directors of the Municipal Bond Funds unless such authority has been withheld in the proxy.

     Biographical Information. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Advisor (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 50 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee has served as a director since the last annual meeting of shareholders.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                 NUMBER OF
                    POSITION                                                     PORTFOLIOS     OTHER
                      HELD                                                        IN FUND      DIRECTOR-
                      WITH                                    PRINCIPAL           COMPLEX       SHIPS
NAME AND              THE        TERM OF OFFICE* AND    OCCUPATION(S) DURING    OVERSEEN BY     HELD BY
YEAR OF BIRTH        FUNDS      LENGTH OF TIME SERVED       LAST 5 YEARS          DIRECTOR    DIRECTOR**
-----------------   --------   ----------------------   ---------------------   -----------   ----------
Benjamin R. Field   Director   Mr. Field has served     Retired.                    58        None
III                            as a director of each
(1938)                         of the Funds since
                               September 2003.  Fund
                               directors serve for a
                               one-year term that
                               expires at the next
                               annual meeting of
                               shareholders.

                                                                                 NUMBER OF
                    POSITION                                                     PORTFOLIOS      OTHER
                      HELD                                                         IN FUND     DIRECTOR-
                      WITH                                    PRINCIPAL           COMPLEX        SHIPS
NAME AND              THE        TERM OF OFFICE* AND    OCCUPATION(S) DURING    OVERSEEN BY     HELD BY
YEAR OF BIRTH        FUNDS      LENGTH OF TIME SERVED       LAST 5 YEARS          DIRECTOR    DIRECTOR**
-----------------   --------   ----------------------   ---------------------   -----------   ----------
Roger A. Gibson     Director   Mr. Gibson has served    Director,                   58        None
(1946)                         as a director of each    Charterhouse Group,
                               of the Municipal Bond    Inc., a private
                               Funds since August       equity firm, since
                               1998 and of American     October 2005;
                               Income Fund since        Advisor/Consultant,
                               October 2000.  Fund      Future Freight(TM), a
                               directors serve for a    logistics/supply
                               one-year term that       chain company;
                               expires at the next      Trustee, National
                               annual meeting of        Jewish Health; Board
                               shareholders.            member/Co-founder,
                                                        Shares of Blue, an
                                                        aviation-related
                                                        youth development
                                                        organization; Vice
                                                        President and Chief
                                                        Operating Officer,
                                                        Cargo - United
                                                        Airlines, from July
                                                        2001 until
                                                        retirement in
                                                        November 2005.

Victoria J.         Director   Ms. Herget has served    Investment                  58        None
Herget                         as a director of each    consultant and
(1951)                         of the Funds since       non-profit board
                               September 2003.  Fund    member since 2001;
                               directors serve for a    Board Chair, United
                               one-year term that       Educators Insurance
                               expires at the next      Company.
                               annual meeting of
                               shareholders.

John P. Kayser      Director   Mr. Kayser has served    Retired; Principal          58        None
(1949)                         as a director of each    from 1983 to 2004,
                               of the Funds since       William Blair &
                               October 2006.  Fund      Company, LLC, a
                               directors serve for a    Chicago-based
                               one-year term that       investment firm.
                               expires at the next
                               annual meeting of
                               shareholders.

Leonard W.          Director   Mr. Kedrowski has        Owner and President,        58        None
Kedrowski                      served as a director     Executive and
(1941)                         of each of the           Management
                               Municipal Bond Funds     Consulting, Inc., a
                               since August 1998 and    management
                               of American Income       consulting firm;
                               Fund since October       Board member, GC
                               2000.  Fund directors    McGuiggan
                               serve for a one-year     Corporation (dba
                               term that expires at     Smyth Companies), a
                               the next annual          label printer;
                               meeting of               member, investment
                               shareholders.            advisory committee,
                                                        Sisters of the Good
                                                        Shepherd.


                                                                                 NUMBER OF
                    POSITION                                                     PORTFOLIOS      OTHER
                      HELD                                                         IN FUND     DIRECTOR-
                      WITH                                    PRINCIPAL           COMPLEX        SHIPS
NAME AND              THE        TERM OF OFFICE* AND    OCCUPATION(S) DURING    OVERSEEN BY     HELD BY
YEAR OF BIRTH        FUNDS      LENGTH OF TIME SERVED       LAST 5 YEARS          DIRECTOR    DIRECTOR**
-----------------   --------   ----------------------   ---------------------   -----------   ----------
Richard K.          Director   Mr. Riederer has         Owner and Chief             58        Cliffs
Riederer                       served as a director     Executive Officer,                    Natural
(1944)                         of each of the Funds     RKR Consultants,                      Resources,
                               since August 2001.       Inc., a consulting                    Inc. (a
                               Fund directors serve     company providing                     producer
                               for a one-year term      advice on business                    of iron
                               that expires at the      strategy, mergers                     ore
                               next annual meeting of   and acquisitions,                     pellets
                               shareholders.            and non-profit board                  and coal)
                                                        member since 2005.

Joseph D. Strauss   Director   Mr. Strauss has served   Attorney At Law,            58        None
(1940)                         as a director of each    Owner and President,
                               of the Municipal Bond    Strauss Management
                               Funds since August       Company, a Minnesota
                               1998 and of American     holding company for
                               Income Fund since        various
                               October 2000.  Fund      organizational
                               directors serve for a    management business
                               one-year term that       ventures; Owner,
                               expires at the next      Chairman and Chief
                               annual meeting of        Executive Officer,
                               shareholders.            Community Resource
                                                        Partnerships, Inc.,
                                                        a corporation
                                                        engaged in strategic
                                                        planning, operations
                                                        management,
                                                        government
                                                        relations,
                                                        transportation
                                                        planning and public
                                                        relations; Owner,
                                                        Chairman and Chief
                                                        Executive Officer,
                                                        ExcensusTM, LLC, a
                                                        strategic
                                                        demographic planning
                                                        and application
                                                        development firm.

Virginia L.         Chair;     Ms. Stringer has         Governance                  58        None
Stringer            Director   served as a director     consultant and
(1944)                         of each of the           non-profit board
                               Municipal Bond Funds     member; former Owner
                               since August 1998 and    and President,
                               of American Income       Strategic Management
                               Fund since October       Resources, Inc., a
                               2000.  Fund directors    management
                               serve for a one-year     consulting firm;
                               term that expires at     Chair, Saint Paul
                               the next annual          Riverfront
                               meeting of               Corporation, since
                               shareholders.            2005.


                                                                                 NUMBER OF
                    POSITION                                                     PORTFOLIOS      OTHER
                      HELD                                                         IN FUND     DIRECTOR-
                      WITH                                    PRINCIPAL           COMPLEX        SHIPS
NAME AND              THE        TERM OF OFFICE* AND    OCCUPATION(S) DURING    OVERSEEN BY     HELD BY
YEAR OF BIRTH        FUNDS      LENGTH OF TIME SERVED       LAST 5 YEARS          DIRECTOR    DIRECTOR**
-----------------   --------   ----------------------   ---------------------   -----------   ----------
James M. Wade       Director   Mr. Wade has served as   Owner and President,        58        None
(1943)                         a director of each of    Jim Wade Homes, a
                               the Funds since August   homebuilding company.
                               2001.  Fund directors
                               serve for a one-year
                               term that expires at
                               the next annual
                               meeting of
                              shareholders.

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

     There were five meetings of the Board of Directors during the fiscal year ended August 31, 2009. During the fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

STANDING COMMITTEES

     The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

     The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. A copy of this charter was attached as an appendix to the proxy statement for the 2007 annual shareholder meeting. The Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Kayser, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field, Mr. Kayser and Mr. Riederer as Audit Committee financial experts. The Audit Committee met six times during the fiscal year ended August 31, 2009.

     The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex officio). The Pricing Committee met five times during the fiscal year ended August 31, 2009.

     The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met two times during the fiscal year ended August 31, 2009. The Governance Committee Charter was attached as an appendix to the proxy statement for the 2007 annual shareholder meeting.

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

     The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

     The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

     Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS

     The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. Eight of the directors standing for re-election attended the Funds' 2008 annual shareholder meeting either in person or telephonically.

DIRECTOR COMPENSATION

     The Fund Complex currently pays directors who are not paid employees or affiliates of any fund in the Fund Complex an annual retainer of $135,000 ($245,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

     - $2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

     - $1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

     - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

     A director who participates telephonically in any in-person Board or committee meeting receives half of the fee that director would have received for attending, in-person, the Board or committee meeting. For telephonic Board and committee meetings, the Chair and each director and committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

     Directors also receive $3,500 per day when traveling out of town on Fund Complex business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund Complex business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the Fund Complex.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the fiscal year ended August 31, 2009.

                                     AGGREGATE      AGGREGATE
                                   COMPENSATION   COMPENSATION
                     AGGREGATE         FROM        FROM FIRST                         TOTAL
                   COMPENSATION      MINNESOTA      AMERICAN       AGGREGATE      COMPENSATION
                   FROM AMERICAN     MUNICIPAL     MINNESOTA      COMPENSATION     FROM FUND
                     MUNICIPAL        INCOME       MUNICIPAL     FROM AMERICAN    COMPLEX PAID
                      INCOME        PORTFOLIO     INCOME FUND     INCOME FUND     TO DIRECTORS
NAME OF DIRECTOR   PORTFOLIO (1)       (2)           II (3)            (4)           (5)(6)
----------------   -------------   ------------   ------------   --------------   ------------
Benjamin R.
Field III              $3,296         $3,296         $3,296          $3,296         $200,250
Roger A. Gibson         3,563          3,563          3,563           3,563          224,250
Victoria J.
Herget                  3,599          3,599          3,599           3,599          218,500
John P. Kayser          3,205          3,205          3,205           3,205          194,750
Leonard W.
Kedrowski               3,691          3,691          3,691           3,691          216,375
Richard K.
Riederer                3,222          3,222          3,222           3,222          195,750
Joseph D.
Strauss                 3,500          3,500          3,500           3,500          212,625
Virginia L.
Stringer                5,757          5,757          5,757           5,757          349,750
James M. Wade           3,251          3,251          3,251           3,251          197,500

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $714; and Victoria J. Herget, $1,082.

(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $714; and Victoria J. Herget, $1,082.

(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $714; and Victoria J. Herget, $1,082.

(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $714; and Victoria J. Herget, $1,082.

(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $43,275; and Victoria J. Herget, $65,550.

(6) As of August 31, 2009, the Fund Complex consisted of 50 open-end funds (which are portfolios of four investment companies) and eight closed-end investment companies, totaling 58 funds, managed by the Advisor, including the Funds.

DIRECTOR SHAREHOLDINGS

     The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                        Dollar Range of Equity     Aggregate Dollar Range of Equity
Name of Director        Securities in the Funds    Securities in the Fund Complex*
---------------------   ------------------------   --------------------------------
Benjamin R. Field III   None                       Over $100,000
Roger A. Gibson         None                       Over $100,000
Victoria J. Herget      None                       Over $100,000
John P. Kayser          None                       Over $100,000
Leonard W. Kedrowski    First American Minnesota   Over $100,000
                        Municipal Income Fund
                        II:$1-$10,000; American
                        Income Fund:
                        $10,001-$50,000
Richard K. Riederer     None                       Over $100,000
Joseph D. Strauss       None                       Over $100,000
Virginia L. Stringer    None                       Over $100,000
James M. Wade           None                       Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of June 30, 2009.

     To the knowledge of the Funds, as of October 14, 2009, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Municipal Bond Fund, (i) the vote of a plurality of the preferred shares represented at the meeting is sufficient for the election of Mr. Gibson and Mr. Kedrowski, provided at least a quorum (a majority of the outstanding preferred shares) is represented in person or by proxy, and (ii) the vote of a plurality of the preferred shares and common shares represented at the meeting, voting together as a single class, is sufficient for the election of each of the other nominees, provided at least a quorum (a majority of the outstanding preferred shares and common shares) is represented in person or by proxy. For American Income Fund, the vote of a plurality of the shares voted at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment advisor. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

     Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Advisor or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

     Although the Funds are no longer required by law to submit the selection of their independent public accountants to shareholders for ratification, the Board of Directors has elected to continue to do so. If this selection is not ratified, the Board of Directors will consider what action to take, including possibly resubmitting the selection to shareholders, continuing the engagement of Ernst & Young, or retaining a different independent public accountant.

AUDIT COMMITTEE REPORT

     The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

     The Funds' independent accountants also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the audit committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.

                                        Members of the Audit Committee

                                        Leonard W. Kedrowski, Chair
                                        Benjamin R. Field II
                                        John P. Kayser
                                        Richard K. Riederer
                                        Virginia L. Stringer (ex officio)

FEES PAID TO ERNST & YOUNG

     Audit Fees. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.

                                                  Fiscal year     Fiscal year
                                                 ended 8/31/09   ended 8/31/08
                                                 -------------   -------------
American Municipal Income Portfolio                 $23,277         $19,754
Minnesota Municipal Income Portfolio                $23,277         $19,754
First American Minnesota Municipal Income Fund
   II                                               $23,277         $19,754
American Income Fund                                $26,954         $22,875

     Audit-Related Fees. Ernst & Young's fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to rating agency agreed upon procedures (except with respect to American Income Fund) and to the review of the semi-annual financial statements.

                                                  Fiscal year     Fiscal year
                                                 ended 8/31/09   ended 8/31/08
                                                 -------------   -------------
American Municipal Income Portfolio                  $4,433          $1,862
Minnesota Municipal Income Portfolio                 $4,433          $1,862
First American Minnesota Municipal Income Fund
   II                                                $4,433          $1,862
American Income Fund                                 $5,630          $2,156

     Tax Fees. Ernst & Young's fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews and tax distribution analysis and planning.

                                                  Fiscal year     Fiscal year
                                                 ended 8/31/09   ended 8/31/08
                                                 -------------   -------------
American Municipal Income Portfolio                 $4,377          $10,463
Minnesota Municipal Income Portfolio                $4,377          $10,463
First American Minnesota Municipal Income Fund
   II                                               $4,377          $10,463
American Income Fund                                $5,068          $11,065

     All Other Fees. There were no fees billed by Ernst & Young for other services during each Fund's two most recently completed fiscal years.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Advisor and entities controlling, controlled by or under common control with the Advisor that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.

                                                  Fiscal year     Fiscal year
                                                 ended 8/31/09   ended 8/31/08
                                                 -------------   -------------
American Municipal Income Portfolio                 $167,923        $162,488
Minnesota Municipal Income Portfolio                $167,923        $162,488
First American Minnesota Municipal Income Fund
   II                                               $167,923        $162,488
American Income Fund                                $169,811        $163,384

AUDIT COMMITTEE PRE-APPROVAL POLICIES

     The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit service provided to FAF Advisors, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above were pre-approved in accordance with the Audit Committee's pre-approval procedures.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & Young. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. For the Municipal Bond Funds, the preferred shareholders and the common shareholders vote together as a single class. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent registered public accounting firm.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR

     The investment adviser for the Funds is FAF Advisors, Inc. (the "Advisor"). FAF Advisors also acts as the administrator for the Funds. The address of the Funds and the Advisor is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

SOLICITATION OF PROXIES

     The costs of this proxy solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. In addition to the solicitation of proxies by mail, representatives of the Advisor may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

     Persons holding shares as nominees will be reimbursed by the Funds, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

OFFICERS OF THE FUNDS

     Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

NAME AND         POSITION HELD    TERM OF OFFICE** AND    PRINCIPAL OCCUPATION(S) DURING PAST
YEAR OF BIRTH    WITH THE FUNDS   LENGTH OF TIME SERVED   FIVE YEARS
--------------   --------------   ---------------------   -------------------------------------
Thomas S.        President        Since February 2001     Chief Executive Officer of the
Schreier, Jr.                                             Advisor; Chief Investment Officer of
(1962)                                                    the Advisor since September 2007.

Jeffery M.       Vice             Since March 2000        Senior Vice President of the Advisor.
Wilson           President --
(1956)           Administration

David H. Lui     Chief            Since March 2005        Chief Compliance Officer for First
(1960)           Compliance                               American Funds and the Advisor since
                 Officer                                  March 2005.  Prior thereto, Chief
                                                          Compliance Officer, Franklin
                                                          Advisers, Inc. and Chief Compliance
                                                          Counsel, Franklin Templeton
                                                          Investments from March 2004 to March
                                                          2005.

Jason K.         Anti-Money       Since December 2008     Compliance Manager, FAF Advisors,
Mitchell         Laundering       and from September      Inc. since June 2006; prior thereto,
(1976)           Officer          2006 through August     Compliance Analyst, FAF Advisors,
                                  2008                    Inc. from October 2004 through June
                                                          2006; prior thereto, Senior Systems
                                                          Helpdesk Analyst, Wachovia
                                                          Retirement Services.

NAME AND         POSITION HELD    TERM OF OFFICE** AND    PRINCIPAL OCCUPATION(S) DURING PAST
YEAR OF BIRTH    WITH THE FUNDS   LENGTH OF TIME SERVED   FIVE YEARS
--------------   --------------   ---------------------   -------------------------------------
Charles D.       Treasurer        Since December 2004     Mutual Funds Treasurer for the
Gariboldi, Jr.                                            Advisor since October 2004; prior
(1959)                                                    thereto, Vice President for
                                                          Investment Accounting and Fund
                                                          Treasurer for Thrivent Financial for
                                                          Lutherans.

Jill M.          Assistant        Since September 2005    Mutual Funds Assistant Treasurer for
Stevenson        Treasurer                                the Advisor since September 2005;
(1965)                                                    prior thereto, Director and Senior
                                                          Project Manager for the Advisor.

Kathleen L.      Secretary        Since December 2004;    Deputy General Counsel of the
Prudhomme                         Assistant Secretary     Advisor since November 2004; prior
(1953)                            of the Funds from       thereto, Partner, Dorsey & Whitney
                                  September 1999 to       LLP, a Minneapolis based law firm.
                                  December 2004

Richard J.       Assistant        Since June 2006 and     Counsel for the Advisor since May
Ertel            Secretary        from June 2003 to       2006; prior thereto, Counsel,
(1967)                            August 2004             Ameriprise Financial Services, Inc.

Michael W.       Assistant        Since February 2009     Counsel, FAF Advisors, Inc., since
Kremenak,        Secretary                                January 2009; prior thereto,
(1978)                                                    Associate, Skadden, Arps, Slate,
                                                          Meagher & Flom LLP, a New York City
                                                          based law firm, from September 2005
                                                          to January 2009.

James D. Alt*    Assistant        Since December          Partner, Dorsey & Whitney LLP, a
(1951)           Secretary        2004;  prior            Minneapolis based law firm.
Dorsey &                          thereto, Secretary
Whitney LLP                       of the Funds from
50 South Sixth                    June 2002 to
Street, Suite                     December 2004 and
1500                              Assistant Secretary
Minneapolis,                      of the Funds from
MN 55402                          September 1998 to
                                  June 2002

----------

* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

     No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of October 14, 2009, except as follows:

                       NAME AND ADDRESS OF             AMOUNT AND NATURE OF     PERCENT
FUND AND SHARE CLASS   BENEFICIAL OWNER                BENEFICIAL OWNERSHIP    OF CLASS
--------------------   -----------------------------   ---------------------   --------
American Income        Sit Investment Associates,        2,732,992 shares;      28.91%
Fund - common shares   Inc. and affiliated entities       sole voting and
                       ("Sit")                         dispositive power (1)
                       4600 Wells Fargo Center
                       Minneapolis, MN

American Municipal     Bank of America Corporation         1,049 shares;        60.30%
Income Portfolio -     and certain subsidiaries (2)      shared voting and
preferred shares                                       dispositive power (2)
                       Bank of America
                       Corporate Center
                       100 North Tryon Street
                       Charlotte, NC 28255

                       UBS AG and certain                   270 shares;         15.52%
                       subsidiaries (3)                  shared voting and
                                                       dispositive power (3)
                       Bahnhofstrasse 45
                       PO Box CH-8021
                       Zurich, Switzerland

Minnesota Municipal    Merrill Lynch, Pierce, Fenner        362 shares;         29.10%
Income Portfolio -     & Smith, Incorporated              sole voting and
preferred shares                                       dispositive power (4)
                       4 World Financial Center
                       250 Vesey Street
                       New York, NY 10080

                       UBS AG and certain                   244 shares;         19.61%
                       subsidiaries (5)                  share voting and
                                                       dispositive power (5)
                       Bahnhofstrasse 45
                       PO Box CH-8021
                       Zurich, Switzerland

First American         UBS AG and certain                   484 shares;         93.08%
Minnesota Municipal    subsidiaries (6)                  shared voting and
Income Fund II -                                       dispositive power (6)
preferred shares       Bahnhofstrasse 45
                       PO Box CH-8021
                       Zurich, Switzerland

(1)  Based on an amended Schedule 13G filing of Sit made on February 5, 2009.

(2) Bank of America Corporation ("BAC") and its subsidiary Merrill Lynch, Pierce, Fenner & Smith, Inc. ("MLPFS") have shared voting and dispositive power with respect to 1,014 of the Fund's outstanding preferred shares, or 58.3%, and BAC and its subsidiary, Bank of America, N.A. ("BANA"), have shared voting and dispositive power with respect to 35 of the outstanding preferred shares, or 2.0%. The address of BAC and BANA is set forth in the table. The address of MLPFS is: 4 World Financial Center, 250 Vesey Street, New York, New York 10080. Based on information provided in a Schedule 13G filed February 10, 2009.

(3) UBS AG shares voting and dispositive power with its subsidiaries UBS Securities LLC and UBS Financial Services Inc. Based on information provided in a Schedule 13G filed February 10, 2009.

(4)  Based on information provided in a Schedule 13G filed February 10, 2009.

(5) UBS AG shares voting and dispositive power with its subsidiaries UBS Securities LLC and UBS Financial Services Inc. Based on information provided in a Schedule 13G filed February 10, 2009.

(6) UBS AG shares voting and dispositive power with its subsidiaries UBS Securities LLC and UBS Financial Services Inc. Based on information provided in a Schedule 13G filed February 10, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Advisor and companies affiliated with the Advisor, pursuant to
Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

SHAREHOLDER PROPOSALS

     Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than June 24, 2010. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than September 6, 2010. If a shareholder makes a timely notification on a non-Rule 14a-8 proposal, the proxies may still exercise discretionary voting authority under circumstances consistent with applicable proxy rules.

OTHER BUSINESS

     So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

Dated:  October 22, 2009

                                        Kathleen L. Prudhomme
                                        Secretary

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS

TIME:
Monday, December 1, 2009
at 2:00 p.m.

PLACE:
800 Nicollet Mall
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.

                                        Book 1

                                        Cusip Numbers:
                                        027649-10-2   027649-20-1
                                        604062-10-9   027649-30-0
                                        604062-20-8   604062-30-7
                                        02672T-10-9   31849P-10-4
                                        31849P-20-3

                                        002CS19740

                                                                  (BARCODE)

  AMERICAN MUNICIPAL
  INCOME PORTFOLIO INC.
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2                                               ELECTRONIC VOTING INSTRUCTIONS
              ADD 3
              ADD 4                                               YOU CAN VOTE BY INTERNET OR TELEPHONE!
              ADD 5                                               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
              ADD 6
                                                                  Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
              (BARCODE)
                                                                  VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                  PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                  BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1, 2009.

                                                                  (GRAPHIC)   VOTE BY INTERNET
                                                                              o  Log on to the Internet and go to
                                                                                 www.investorvote.com
                                                                              o  Follow the steps outlined on the secured website.

                                                                  (GRAPHIC)   VOTE BY TELEPHONE
                                                                              o  Call toll free 1-800-652-VOTE (8683) within the
                                                                                 USA, US territories & Canada any time on a touch
                                                                                 tone telephone. There is NO CHARGE to you for the
                                                                                 call.
  Using a BLACK INK pen, mark your votes with an X                            o  Follow the instructions provided by the recorded
  as shown in this example. Please do not write    [X]                           message.
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD                                                                     123456      C0123456789    12345
  --------------------------------------------------------------------------------------------------------------------------------

    (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                          PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III  02 - Victoria J. Herget  03 - John P. Kayser                          +
                             04 - Richard K. Riederer    05 - Joseph D. Strauss   06 - Virginia L. Stringer
                             07 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07
     [ ] FOR ALL EXCEPT - To withold a vote for one or more  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
         nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

  CHANGE OF ADDRESS -- Please print new address below.            COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C  1234567890        J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 2 6 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND     +

             013ZHA















     (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                          PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
  --------------------------------------------------------------------------------------------------------------------------------

  COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi,  Jr., Kathleen L. Prudhomme,  Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American  Municipal  Income  Portfolio  Inc. (the "Fund"),  held by the  undersigned  at the annual  meeting of shareholders of the Fund to be held on December 1, 2009, and at any  adjournments  thereof,  with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED  ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD  THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY  STATEMENT IS  ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN,  DATE,  AND  RETURN IN THE  ADDRESSED  ENVELOPE - NO POSTAGE  REQUIRED.  PLEASE  MAIL  PROMPTLY  TO SAVE THE FUND  FURTHER
  SOLICITATION EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT:  Please date and sign this Proxy.  If the stock is held  jointly,  signature  should  include both names.  Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  AMERICAN MUNICIPAL
  INCOME PORTFOLIO INC.
                                                                  (BARCODE)                                            C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2
              ADD 3
              ADD 4
              ADD 5
              ADD 6



              (BARCODE)















  Using a BLACK INK pen, mark your votes with an X
  as shown in this example. Please do not write    [X]
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD
  --------------------------------------------------------------------------------------------------------------------------------

      (Triangle) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III  02 - Roger A. Gibson       03 - Victoria J. Herget                     +
                             04 - John P. Kayser         05 - Leonard W. Kedrowski  06 - Richard K. Riederer
                             07 - Joseph D. Strauss      08 - Virginia L. Stringer  09 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07   08   09
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

  CHANGE OF ADDRESS -- Please print new address below.            COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C  1234567890        J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 2 6 3     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND    +

             013ZJA














      (Triangle) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - AMERICAN MUNICIPAL INCOME PORTFOLIO INC.
  --------------------------------------------------------------------------------------------------------------------------------

  PREFERRED STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi,  Jr., Kathleen L. Prudhomme,  Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred  shares of American  Municipal  Income  Portfolio Inc. (the "Fund"),  held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2009, and at any  adjournments  thereof,  with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED  ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD  THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY  STATEMENT IS  ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN,  DATE,  AND  RETURN IN THE  ADDRESSED  ENVELOPE - NO POSTAGE  REQUIRED.  PLEASE  MAIL  PROMPTLY  TO SAVE THE FUND  FURTHER
  SOLICITATION EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT:  Please date and sign this Proxy.  If the stock is held  jointly,  signature  should  include both names.  Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  MINNESOTA MUNICIPAL
  INCOME PORTFOLIO INC.
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2                                               ELECTRONIC VOTING INSTRUCTIONS
              ADD 3
              ADD 4                                               YOU CAN VOTE BY INTERNET OR TELEPHONE!
              ADD 5                                               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
              ADD 6
                                                                  Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
              (BARCODE)
                                                                  VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                  PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                  BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1, 2009.

                                                                  (GRAPHIC)   VOTE BY INTERNET
                                                                              o  Log on to the Internet and go to
                                                                                 www.investorvote.com
                                                                              o  Follow the steps outlined on the secured website.

                                                                  (GRAPHIC)   VOTE BY TELEPHONE
                                                                              o  Call toll free 1-800-652-VOTE (8683) within the
                                                                                 USA, US territories & Canada any time on a touch
                                                                                 tone telephone. There is NO CHARGE to you for the
                                                                                 call.
  Using a BLACK INK pen, mark your votes with an X                            o  Follow the instructions provided by the recorded
  as shown in this example. Please do not write    [X]                           message.
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD                                                                     123456      C0123456789    12345
  --------------------------------------------------------------------------------------------------------------------------------

     (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                           PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III  02 - Victoria J. Herget  03 - John P. Kayser
                             04 - Richard K. Riederer    05 - Joseph D. Strauss   06 - Virginia L. Stringer                       +
                             07 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

  CHANGE OF ADDRESS -- Please print new address below.            COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C 1234567890         J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 3 9 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND      +


             013YRA














 (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                                               IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
  --------------------------------------------------------------------------------------------------------------------------------

  COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi,  Jr., Kathleen L. Prudhomme,  Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of Minnesota  Municipal  Income  Portfolio  Inc. (the "Fund"),  held by the  undersigned  at the annual meeting of shareholders of the Fund to be held on December 1, 2009, and at any  adjournments  thereof,  with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED  ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD  THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY  STATEMENT IS  ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN,  DATE,  AND  RETURN IN THE  ADDRESSED  ENVELOPE - NO POSTAGE  REQUIRED.  PLEASE  MAIL  PROMPTLY  TO SAVE THE FUND  FURTHER
  SOLICITATION EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT:  Please date and sign this Proxy.  If the stock is held  jointly,  signature  should  include both names.  Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  MINNESOTA MUNICIPAL
  INCOME PORTFOLIO INC.
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2
              ADD 3
              ADD 4
              ADD 5
              ADD 6


              (BARCODE)















  Using a BLACK INK pen, mark your votes with an X
  as shown in this example. Please do not write    [X]
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD
  --------------------------------------------------------------------------------------------------------------------------------

      (Triangle) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III  02 - Roger A. Gibson       03 - Victoria J. Herget                     +
                             04 - John P. Kayser         05 - Leonard W. Kedrowski  06 - Richard K. Riederer
                             07 - Joseph D. Strauss      08 - Virginia L. Stringer  09 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07   08   09
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

 CHANGE OF ADDRESS -- Please print new address below.             COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C  1234567890        J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 3 9 3     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND     +

(STOCK#)     013YTA















      (Triangle) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - MINNESOTA MUNICIPAL INCOME PORTFOLIO INC.
  --------------------------------------------------------------------------------------------------------------------------------

  PREFERRED STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi,  Jr., Kathleen L. Prudhomme,  Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of Minnesota  Municipal  Income  Portfolio Inc. (the "Fund"),  held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2009, and at any  adjournments  thereof,  with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED  ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD  THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND.  RECEIPT OF NOTICE OF MEETING AND PROXY  STATEMENT IS  ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN,  DATE,  AND  RETURN IN THE  ADDRESSED  ENVELOPE - NO POSTAGE  REQUIRED.  PLEASE  MAIL  PROMPTLY  TO SAVE THE FUND  FURTHER
  SOLICITATION EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT:  Please date and sign this Proxy.  If the stock is held  jointly,  signature  should  include both names.  Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  FIRST AMERICAN MINNESOTA
  MUNICIPAL INCOME FUND II, INC.
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2                                               ELECTRONIC VOTING INSTRUCTIONS
              ADD 3
              ADD 4                                               YOU CAN VOTE BY INTERNET OR TELEPHONE!
              ADD 5                                               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
              ADD 6
                                                                  Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
              (BARCODE)
                                                                  VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                  PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY
                                                                  1:00 A.M., CENTRAL TIME, ON DECEMBER 1, 2009.

                                                                  (GRAPHIC)   VOTE BY INTERNET
                                                                              o  Log on to the Internet and go to
                                                                                 www.investorvote.com
                                                                              o  Follow the steps outlined on the secured website.

                                                                  (GRAPHIC)   VOTE BY TELEPHONE
                                                                              o  Call toll free 1-800-652-VOTE (8683) within the
                                                                                 USA, US territories & Canada any time on a touch
                                                                                 tone telephone. There is NO CHARGE to you for the
                                                                                 call.
  Using a BLACK INK pen, mark your votes with an X                            o  Follow the instructions provided by the recorded
  as shown in this example. Please do not write    [X]                           message.
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD                                                                     123456      C0123456789    12345
  --------------------------------------------------------------------------------------------------------------------------------

     (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                           PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors:  01 - Benjamin R. Field III  02 - Victoria J. Herget    03 - John P. Kayser                         +
                             04 - Richard K. Riederer    05 - Joseph D. Strauss     06 - Virginia L. Stringer
                             07 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

 CHANGE OF ADDRESS -- Please print new address below.             COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.

  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C  1234567890        J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 4 4 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND     +

             013Z4A















 (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                                               IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------






  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
  --------------------------------------------------------------------------------------------------------------------------------

  COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2009, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION
  EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  FIRST AMERICAN MINNESOTA
  MUNICIPAL INCOME FUND II, INC.
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2
              ADD 3
              ADD 4
              ADD 5
              ADD 6


              (BARCODE)















  Using a BLACK INK pen, mark your votes with an X
  as shown in this example. Please do not write    [X]
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD
  --------------------------------------------------------------------------------------------------------------------------------

      (Triangle) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors: 01 - Benjamin R. Field III   02 - Roger A. Gibson       03 - Victoria J. Herget                     +
                            04 - John P. Kayser          05 - Leonard W. Kedrowski  06 - Richard K. Riederer
                            07 - Joseph D. Strauss       08 - Virginia L. Stringer  09 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07   08   09
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

 CHANGE OF ADDRESS -- Please print new address below.             COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C  1234567890        J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 4 4 3     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND     +

             013Z7A















      (Triangle) PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY - FIRST AMERICAN MINNESOTA MUNICIPAL INCOME FUND II, INC.
  --------------------------------------------------------------------------------------------------------------------------------

  PREFERRED STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all preferred shares of First American Minnesota Municipal Income Fund II, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 1, 2009, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION
  EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

                                                                  (BARCODE)

  AMERICAN INCOME FUND, INC.
                                                                  (BARCODE)                                           C123456789
                                                         000004
                                                                  000000000.000000 ext    000000000.000000 ext
  (BARCODE)   MR A SAMPLE                                         000000000.000000 ext    000000000.000000 ext
              DESIGNATION (IF ANY)                                000000000.000000 ext    000000000.000000 ext
              ADD 1
              ADD 2                                               ELECTRONIC VOTING INSTRUCTIONS
              ADD 3
              ADD 4                                               YOU CAN VOTE BY INTERNET OR TELEPHONE!
              ADD 5                                               AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!
              ADD 6
                                                                  Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
              (BARCODE)
                                                                  VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

                                                                  PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED
                                                                  BY 1:00 A.M., CENTRAL TIME, ON DECEMBER 1, 2009.

                                                                  (GRAPHIC)   VOTE BY INTERNET
                                                                              o  Log on to the Internet and go to
                                                                                 www.investorvote.com
                                                                              o  Follow the steps outlined on the secured website.

                                                                  (GRAPHIC)   VOTE BY TELEPHONE
                                                                              o  Call toll free 1-800-652-VOTE (8683) within the
                                                                                 USA, US territories & Canada any time on a touch
                                                                                 tone telephone. There is NO CHARGE to you for the
                                                                                 call.
  Using a BLACK INK pen, mark your votes with an X                            o  Follow the instructions provided by the recorded
  as shown in this example. Please do not write    [X]                           message.
  outside the designated areas.

  --------------------------------------------------------------------------------------------------------------------------------
  ANNUAL MEETING PROXY CARD                                                                     123456      C0123456789    12345
  --------------------------------------------------------------------------------------------------------------------------------

     (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM
                                           PORTION IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------

  A PROPOSALS -- THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED AND FOR PROPOSAL 2.

  1. Election of Directors: 01 - Benjamin R. Field III   02 - Roger A. Gibson       03 - Victoria J. Herget                     +
                            04 - John P. Kayser          05 - Leonard W. Kedrowski  06 - Richard K. Riederer
                            07 - Joseph D. Strauss       08 - Virginia L. Stringer  09 - James M. Wade

     [ ] MARK HERE TO VOTE FOR ALL NOMINEES

     [ ] MARK HERE TO WITHHOLD VOTE FROM ALL NOMINEES
                                                              01   02   03   04   05   06   07   08   09
     [ ] FOR ALL EXCEPT - To withhold a vote for one or      [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]  [ ]
         more nominees, mark the box to the left and the
         corresponding numbered box(es) to the right.

                                           FOR   AGAINST   ABSTAIN
  2. To ratify the selection of Ernst &    [ ]     [ ]       [ ]
     Young LLP as independent registered
     public accountants for the Fund.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

  B NON-VOTING ITEMS

  CHANGE OF ADDRESS -- Please print new address below.            COMMENTS -- Please print your comments below.
  _____________________________________________________________   ________________________________________________________________
 |                                                             | |                                                                |
 |                                                             | |                                                                |
 |_____________________________________________________________| |________________________________________________________________|

  C  AUTHORIZED SIGNATURES -- THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. -- DATE AND SIGN BELOW

  Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

  Date (mm/dd/yyyy) -- Please print          Signature 1 -- Please keep signature       Signature 2 -- Please keep signature
  date below.                                within the box.                            within the box.
  ________________________________________   ________________________________________   _________________________________________
 |        /              /                | |                                        | |                                         |
 |       /              /                 | |                                        | |                                         |
 |______/______________/__________________| |________________________________________| |_________________________________________|

   (GRAPHIC)          (BARCODE)             C 1234567890         J N T     MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
                                                                           140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
                                                                           MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
                                            1 U P X      0 2 3 5 3 1 1     MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND      +


             013Z2A














 (Triangle) IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION
                                               IN THE ENCLOSED ENVELOPE. (Triangle)
------------------------------------------------------------------------------------------------------------------------------------







  --------------------------------------------------------------------------------------------------------------------------------
  PROXY -- AMERICAN INCOME FUND, INC.
  --------------------------------------------------------------------------------------------------------------------------------

  COMMON STOCK

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Income Fund, Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the
  Fund to be held on December 1, 2009, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO
  CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE
  BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.
  SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION
  EXPENSE.

  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.